SYS
Condensed Consolidated Balance Sheets
(Unaudited)
Period ended December 29, 2001

	As previously reported	As adjusted
ASSETS
Current assets:
Cash	$ 982,000	$ 982,000
Contract receivables, net	3,889,000	3,889,000
Deferred tax assets	81,000	81,000
Other current assets	115,000	115,000
Total current assets	5,067,000	5,067,000
Furniture and equipment, net	572,000	572,000
Capitalized software, net	381,000	348,000
Other assets	146,000	146,000
Totals	$6,166,000 ========	$6,133,000 ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Note payable to bank under line of credit	$ 1,079,000	$ 1,079,000
Accounts payable	424,000	424,000
Accrued payroll and related taxes	665,000	665,000
Other accrued liabilities	28,000	15,000
Current portion of related party note payable	10,000	10,000
Current portion of other notes payable	33,000	33,000
Current portion of capital lease obligations	46,000	46,000
Total current liabilities	2,285,000	2,272,000
Notes payable, net of current portion	852,000	852,000
Related party note payable, net of current portion	38,000	38,000
Capital lease obligations, net of current portion	122,000	122,000
Total liabilities	3,297,000	3,284,000
Stockholders' equity:
4% convertible preferred stock	55,000	55,000
9% convertible preference stock	70,000	70,000
Common stock	1,500,000	1,500,000
Unearned ESOP compensation	(53,000)	(53,000)
Common stock subscriptions receivable	(64,000)	(64,000)
Retained earnings	1,361,000	1,341,000
Total stockholders' equity	2,869,000	2,849,000
Totals	$6,166,000 ========	$6,133,000 ========

SYS
Condensed Consolidated Statements of Income
(Unaudited)

	As previously reported		As adjusted
	Three months ended	Six months ended	Three months ended	Six months ended
	29-Dec-01	29-Dec-01	29-Dec-01	29-Dec-01
Contract revenues	$ 3,481,000	$ 7,015,000	$ 3,481,000	$ 7,015,000
Cost and expenses:
Contract costs	3,012,000	5,999,000	3,045,000	6,032,000
General and administrative	238,000	593,000	238,000	593,000
Totals	3,250,000	6,592,000	3,283,000	6,625,000
Income from operations	231,000	423,000	198,000	390,000
Other (income) expense:
Interest income	(1,000)	(2,000)	(1,000)	(2,000)
Interest expense	33,000	68,000	33,000	68,000
Gain on sale and disposition of equipment	0	(5,000)	0	(5,000)
Totals	32,000	61,000	32,000	61,000
Income before income taxes	199,000	362,000	166,000	329,000
Provision for income taxes	82,000	145,000	69,000	132,000
Net income	117,000	217,000	97,000	197,000
Dividends on preferred shares	1,000	4,000	1,000	4,000
Net income applicable to common stock	$ 116,000 =========	$ 213,000 =========	$ 96,000 =========	$ 193,000 =========
Basic earnings per common share	$ 0.03 ========	$ 0.06 =========	$ 0.03 =========	$ 0.05 =========
Diluted earnings per common share	$ 0.03 =========	$ 0.06 =========	$ 0.03 =========	$ 0.05 =========

SYS
Condensed Consolidated Balance Sheets
(Unaudited)
Period ended March 30, 2002

	As previously reported	As adjusted
ASSETS
Current assets:
Cash	$ 312,000	$ 312,000
Contract receivables, net	4,751,000	4,751,000
Deferred tax assets	106,000	106,000
Other current assets	135,000	183,000
Total current assets	5,304,000	5,352,000
Furniture and equipment, net	642,000	642,000
Capitalized software, net	579,000	443,000
Other assets	158,000	158,000
Totals	$6,683,000 ========	$6,595,000 ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	463,000	463,000
Accrued payroll and related taxes	1,055,000	1,055,000
Other accrued liabilities	36,000	27,000
Current portion of related party note payable	10,000	10,000
Current portion of other notes payable	205,000	205,000
Current portion of capital lease obligations	40,000	40,000
Total current liabilities	1,809,000	1,800,000
Notes payable, net of current portion	1,305,000	1,305,000
Related party note payable, net of current portion	41,000	41,000
Capital lease obligations, net of current portion	112,000	112,000
Deferred tax liabilities	25,000	25,000
Total liabilities	3,292,000	3,283,000
Stockholders' equity:
4% convertible preferred stock	55,000	55,000
9% convertible preference stock	70,000	70,000
Common stock	1,977,000	1,977,000
Unearned ESOP compensation	(53,000)	(53,000)
Common stock subscriptions receivable	(64,000)	(64,000)
Retained earnings	1,406,000	1,327,000
Total stockholders' equity	3,391,000	3,312,000
Totals	$6,683,000 ========	$6,595,000 ========

SYS
Condensed Consolidated Statements of Income
(Unaudited)

	As previously reported		As adjusted
	Three months ended	Nine months ended	Three months ended	Nine months ended
	30-Mar-02	30-Mar-02	30-Mar-02	30-Mar-02
Contract revenues	$ 4,653,000	$ 11,668,000	$ 4,653,000	$ 11,668,000
Cost and expenses:
Contract costs	4,025,000	10,024,000	4,128,000	10,160,000
General and administrative	512,000	1,105,000	512,000	1,105,000
Totals	4,537,000	11,129,000	4,640,000	11,265,000
Income from operations	116,000	539,000	13,000	403,000
Other (income) expense:
Interest income	(8,000)	(10,000)	(8,000)	(10,000)
Interest expense	33,000	101,000	33,000	101,000
Gain on sale and disposition of equipment	0	(5,000)	0	(5,000)
Totals	25,000	86,000	25,000	86,000
Income (loss) before income taxes	91,000	453,000	(12,000)	317,000
Provision (credit) for income taxes	39,000	184,000	(5,000)	127,000
Net income (loss)	52,000	269,000	(7,000)	190,000
Dividends on preferred shares	3,000	7,000	3,000	7,000
Net income (loss) applicable to common stock	$ 49,000 =========	$ 262,000 =========	$ (10,000) =========	$ 183,000 =========
Basic earnings per common share	$ 0.01 ========	$ 0.07 =========	$ 0.00 =========	$ 0.05 =========
Diluted earnings per common share	$ 0.01 =========	$ 0.06 =========	$ 0.00 =========	$ 0.05 =========

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